UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2017
(Date of earliest event reported)

SILVER DRAGON RESOURCES INC.
(Exact name of registrant as specified in its charter)

0-29657
(Commission File Number)

Delaware	33-0727323
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

200 Davenport Road
Toronto, Ontario, M5R 1J2
(Address of Principal Executive Offices) (Zip Code)

(416) 223-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01 Other Events.

Amendment of MOU

     As previously reported on a Form 8-K filed by Silver Dragon Resources Inc. (the “Company”), with the Securities and Exchange Commission (the “SEC”) on January 20, 2017, the Company entered into a Memorandum of Understanding Relating to the Equity Transfer of Sanhe Sino-Top Resources & Technologies, Ltd. (the “MOU”). Pursuant to the MOU the Company has agreed to sell all of the 20% equity interest owned by it in Sanhe Sino-Top Resources & Technologies, Ltd (the “Target Company”) to Beijing Shengda Industrial Group Ltd. (the “Purchaser”). The purchase price for the Target Company will be based on the evaluation result of the Dadi mining rights (excluding any liabilities) issued by two independent appraisers appointed by the parties.

On October 18, 2017, the Company entered into an amendment to the MOU (the “Amendment”). Pursuant to the Amendment the Company shall retain an independent appraiser and any relevant firm which is qualified for prospecting and mining rights assessment in accordance with the People’s Republic of China (“PRC”) laws with respect to asset evaluation and guidance of evaluating mining rights.

The parties agree that the MOU will continue to have full force and effect and the Parties will perform the remaining terms and conditions of the MOU.

The Company shall submit its formal valuation report on or prior to February 22, 2018.

Additional Information

As set forth in the Company’s 8-K/A filed with the SEC on June 8, 2017, the Company has retained Marcum Bernstein and Pinchuk LLP (“Marcum Bernstein”) in China to assist the Company in developing its conclusion on certain identified issues for the 2015 restated consolidated financial statements, and in the Company’s review of the quarterly consolidated financial statements for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, the consolidated financial statements for the year ended December 31, 2016, and the quarterly consolidated financial statements for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 for Sanhe Sino-Top Resources & Technologies.

Marcum Bernstein continues their assignment to provide a conclusion on the outstanding issues and the Company expects a final report once completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER DRAGON RESOURCES INC.

Date: October 26, 2017	/s/ Marc Hazout
By: Marc Hazout, President & CEO